Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 6/30/05







                       Tanger Factory Outlet Centers, Inc.


                    Supplemental Operating and Financial Data

                                  June 30, 2005

                                     Notice





     For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

     This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

                                Table of Contents


Section

Portfolio Data:

Geographic Diversification...................................................4
Property Summary ............................................................5
Portfolio Occupancy at the End of Each Period................................6
Major Tenants ...............................................................7
Lease Expirations as of June 30, 2005........................................8
Leasing Activity.............................................................9


Financial Data:

Consolidated Balance Sheets.................................................10
Consolidated Statements of Operations.......................................11
FFO and FAD Analysis........................................................12
Per Weighted Average Gross Leasable Area (GLA) Analysis.....................13
Unconsolidated Joint Venture Information....................................14
Debt Outstanding Summary....................................................15
Future Scheduled Principal Payments.........................................16



Investor Information........................................................17

Geographic Diversification

                               As of June 30, 2005

        State                  # of Centers        GLA            % of GLA
------------------------------ ------------ ---------------- -------------------
South Carolina (1) (2)              3             1,222,503          14%
Georgia                             3               773,860           9%
New York                            1               729,497           8%
Texas                               2               620,000           7%
Alabama (2)                         2               615,069           7%
Delaware (2)                        1               568,873           7%
Tennessee                           2               513,732           6%
Michigan                            2               436,751           5%
Utah (2)                            1               300,602           4%
Connecticut (2)                     1               291,051           3%
Missouri                            1               277,883           3%
Iowa                                1               277,230           3%
Oregon (2)                          1               270,280           3%
Illinois (2)                        1               256,514           3%
Pennsylvania                        1               255,152           3%
North Carolina (3)                  3               251,798           3%
Louisiana                           1               245,199           3%
New Hampshire (2)                   1               227,998           3%
Florida                             1               198,924           2%
Minnesota                           1               134,480           2%
California                          1               108,950           1%
Maine                               2                84,313           1%
------------------------------ ------------ ---------------- -------------------
Total                              33             8,660,659         100%
------------------------------ ------------ ---------------- -------------------


(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(3) Includes one center in Burlington, NC for which we only have management responsibilities.

Property Summary - Occupancy at End of Each Period Shown

                                                 %               %               %             %                %
                            Total of GLA      Occupied       Occupied        Occupied       Occupied        Occupied
Location                       6/30/05        6/30/05         3/31/05        12/31/04       09/30/05         6/30/04
-------------------------- -------------- -------------- -------------- --------------- -------------- --------------
Riverhead, NY                    729,497            99%            99%             99%            99%            99%
Rehoboth, DE (2)                 568,873           100%            99%             99%            99%            99%
Foley, AL (2)                    535,494            99%            95%             99%            99%            99%
San Marcos, TX                   442,510            99%            98%            100%            97%            96%
Myrtle Beach, SC (2)             427,417            93%            92%             92%            96%            97%
Sevierville, TN                  419,038           100%            99%            100%           100%           100%
Myrtle Beach, SC (1)             401,992           100%            97%             99%           100%           100%
Hilton Head, SC (2)              393,094            90%            89%             92%            91%            89%
Commerce II, GA                  340,656            99%            96%             99%            98%            97%
Howell, MI                       324,631            96%            96%            100%           100%           100%
Park City, UT (2)                300,602            99%            98%             97%            97%            97%
Westbrook, CT (2)                291,051            92%            92%             93%            93%            90%
Branson, MO                      277,883           100%           100%            100%           100%           100%
Williamsburg, IA                 277,230            96%            96%            100%            97%            96%
Lincoln City, OR (2)             270,280            92%            91%             96%            95%            93%
Tuscola, IL (2)                  256,514            76%            75%             78%            76%            77%
Lancaster, PA                    255,152            99%            99%            100%            99%            96%
Locust Grove, GA                 247,454            98%            97%            100%            98%            99%
Gonzales, LA                     245,199           100%           100%            100%            97%            93%
Tilton, NH (2)                   227,998            96%            91%             99%            98%            98%
Fort Myers, FL                   198,924            91%            92%             91%            87%            82%
Commerce I, GA                   185,750            86%            76%             82%            68%            68%
Terrell, TX                      177,490            99%           100%            100%            97%            97%
North Branch, MN                 134,480           100%            98%            100%           100%            99%
West Branch, MI                  112,120            97%            98%             98%           100%           100%
Barstow, CA                      108,950            98%           100%            100%           100%            95%
Blowing Rock, NC                 105,332           100%           100%            100%           100%           100%
Pigeon Forge, TN                  94,694            96%            93%             96%            96%            93%
Nags Head, NC                     82,178           100%           100%            100%           100%           100%
Boaz, AL                          79,575            95%            95%             95%            95%            97%
Kittery I, ME                     59,694           100%           100%            100%           100%           100%
Kittery II, ME                    24,619           100%           100%            100%           100%           100%
Seymour, IN                          n/a            n/a            n/a             89%            85%            82%
Dalton, GA                           n/a            n/a            n/a             n/a            n/a            79%
-------------------------- -------------- -------------- -------------- --------------- -------------- --------------
Total (3)                      8,596,371            97%            95%             97%            96%            95%
-------------------------- -------------- -------------- -------------- --------------- -------------- --------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(2) Includes nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(3) Excludes one center in Burlington, NC for which we only have management responsibilities.

Portfolio Occupancy at the End of Each Period (1)


06/05   03/05   12/04   09/04   06/04   03/04   12/03   09/03   06/03
97%     95%     97%     96%     95%     94%     96%     95%     96%







(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Major Tenants (1)

                  Ten Largest Tenants As of June 30, 2005 (1)

                                     # of                           % of
        Tenant                      Stores          GLA           Total GLA
------------------------------- ----------- -------------- -----------------
The Gap, Inc.                           58        580,160              6.8%
Phillips-Van Heusen                     96        460,937              5.4%
Liz Claiborne                           43        354,629              4.1%
VF Factory Outlet                       36        303,096              3.5%
Reebok International                    31        240,502              2.8%
Dress Barn, Inc.                        29        214,865              2.5%
Retail Brand Alliance, Inc.             31        209,985              2.4%
Jones Retail Corporation                67        189,877              2.2%
Polo Ralph Lauren                       23        187,569              2.2%
Brown Group Retail, Inc.                39        173,323              2.0%
------------------------------- ----------- -------------- -----------------
Total of All Listed Above              453      2,914,943             33.9%
------------------------------- ----------- -------------- -----------------



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Lease Expirations as of June 30, 2005


                   Percentage of Total Gross Leasable Area (1)

2005   2006    2007    2008    2009    2010   2011   2012    2013   2014   2015+
8.00%  20.00%  19.00%  15.00%  16.00%  11.00% 4.00%  3.00%   1.00%  1.00%  1.00%




                  Percentage of Total Annualized Base Rent (1)

2005   2006    2007    2008    2009    2010   2011   2012    2013   2014   2015+
8.00%  19.00%  19.00%  16.00%  15.00%  14.00% 3.00%  2.00%   1.00%  1.00%  1.00%



(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Leasing Activity (1)

                                                                                                                           Prior
                                                                                                            Year to       Year to
                                                     03/31/05       06/30/05      09/30/05     12/31/05      Date           Date
------------------------------------------------ ------------- -------------- ------------- ------------ ------------ -------------
Re-tenanted Space:
    Number of leases                                       42             32                                      74            70
    Gross leasable area                               204,830        117,356                                 322,186       281,962
    New base rent per square foot                      $17.25         $16.41                                  $16.95        $16.48
    Prior base rent per square foot                    $16.60         $15.72                                  $16.28        $16.15
    Percent increase in rent per square foot              3.9%           4.4%                                    4.1%          2.1%

Renewed Space:
    Number of leases                                      169             74                                     243           240
    Gross leasable area                               739,494        334,357                               1,073,851     1,040,785
    New base rent per square foot                      $17.35         $16.20                                  $16.99        $14.97
    Prior base rent per square foot                    $15.97         $15.25                                  $15.74        $13.92
    Percent increase in rent per square foot              8.6%           6.2%                                    7.9%          7.5%

Total Re-tenanted and Renewed Space:
    Number of leases                                      211            106                                     317           310
    Gross leasable area                               944,324        451,713                               1,396,037     1,322,747
    New base rent per square foot                      $17.33         $16.25                                  $16.98        $15.30
    Prior base rent per square foot                    $16.10         $15.37                                  $15.87        $14.40
    Percent increase in rent per square foot              7.6%           5.7%                                    7.0%          6.2%

------------------------------------------------ ------------- -------------- ------------- ------------ ------------ -------------
                                                                                                             Prior          Prior
                                                                                                            Year to       Year to
                                                     03/31/05       06/30/05      09/30/05     12/31/05      Date            Date
------------------------------------------------ ------------- -------------- ------------- ------------ ------------ -------------
Stores Opening:
    Number of stores                                       13             32                                      45            66
    Gross leasable area                                50,994        105,009                                 156,003       232,711
    Base rent per square foot                          $15.05         $18.24                                  $17.20        $17.81

Stores Closing:
    Number of stores                                       32             13                                      45            71
    Gross leasable area                               103,163         57,780                                 160,943       229,040
    Base rent per square foot                          $18.02         $13.35                                  $16.34        $16.04

Percent increase in rent per square foot                (16.5%)         36.7%                                    5.3%         11.0%

------------------------------------------------ ------------- -------------- ------------- ------------ ------------ -------------

(1) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement and the nine centers in the Charter Oak portfolio of which Tanger owns a one-third interest through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)


                                                        6/30/05        3/31/05        12/31/04       09/30/04        6/30/04
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Assets
   Rental property
       Land                                            $113,284       $113,355        $113,830       $113,869       $115,541
       Buildings                                        956,440        954,758         963,563        956,109        965,394
       Construction in progress                           6,044          1,173              --             --             --
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property                              1,075,768      1,069,286       1,077,393      1,069,978      1,080,935
       Accumulated depreciation                        (237,688)      (228,252)       (224,622)      (215,172)      (209,359)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
   Total rental property - net                          838,080        841,034         852,771        854,806        871,576
   Cash                                                   3,543          6,531           4,103         27,135          8,694
   Deferred charges - net                                54,818         55,611          58,851         60,958         64,747
   Other assets                                          21,785         21,536          20,653         19,595         26,963
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total assets                                           $918,226       $924,712        $936,378       $962,494       $971,980
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Liabilities, minority interests & shareholders' equity
  Liabilities
    Debt
       Senior, unsecured notes                         $100,000       $100,000        $100,000       $147,509       $147,509
       Mortgages payable                                290,197        305,983         308,342        310,483        366,065
       Unsecured note                                    53,500         53,500          53,500         53,500             --
       Unsecured lines of credit                         45,330         33,455          26,165             --             --
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
    Total debt                                          489,027        492,938         488,007        511,492        513,574
    Construction trade payables                           9,231          9,781          11,918         10,361          6,300
    Accounts payable & accruals                          16,984         25,753          17,026         17,488         18,579
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total liabilities                                     515,242        528,472         516,951        539,341        538,453
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Minority interests
       Consolidated joint venture                       225,103        223,895         222,673        221,400        220,225
       Operating partnership                             31,963         31,045          35,621         36,533         38,731
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
       Total minority interests                         257,066        254,940         258,294        257,933        258,956
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Shareholders' equity
    Common shares                                           277            276             274            274            274
    Paid in capital                                     278,811        277,857         274,340        274,286        272,322
    Distributions in excess of net income              (126,436)      (129,917)       (109,506)      (105,116)       (94,603)
    Deferred compensation                                (6,372)        (6,844)         (3,975)        (4,224)        (3,406)
    Accumulated other comprehensive loss                   (362)           (72)             --             --            (16)
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
  Total shareholders' equity                            145,918        141,300         161,133        165,220        174,571
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------
Total liabilities, minority interests &
shareholders' equity                                   $918,226       $924,712        $936,378       $962,494       $971,980
-------------------------------------------------- -------------- --------------- -------------- -------------- ---------------

Consolidated Statements of Operations (dollars and shares in thousands)

                                                          Three Months Ended                                        YTD
                                              06/05       03/05       12/04        09/04        06/04       06/05         06/04
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
Revenues
   Base rentals                             $33,528     $31,861     $33,504      $32,879      $32,041     $65,389       $63,501
   Percentage rentals                         1,267         886       2,380        1,289          958       2,153         1,669
   Expense reimbursements                    12,620      14,297      14,629       13,060       13,010      26,917        24,896
   Other income                               1,205         947       1,692        1,816        2,388       2,152         3,238
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
      Total revenues                         48,620      47,991      52,205       49,044       48,397      96,611        93,304
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------

Expenses
   Property operating                        14,611      16,240      16,664       14,953       14,719      30,851        28,142
   General & administrative                   3,711       3,044       3,063        3,346        3,254       6,755         6,411
   Depreciation & amortization               11,420      12,930      12,292       14,042       12,955      24,350        25,112
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
      Total expenses                         29,742      32,214      32,019       32,341       30,928      61,956        59,665
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
Operating income                             18,878      15,777      20,186       16,703       17,469      34,655        33,639
   Interest expense                           8,167       8,228       8,433        8,919        8,901      16,395        17,765
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
Income before equity in earnings
    of unconsolidated joint ventures,
    minority interests, discontinued
    operations and loss on sale of
    real estate                              10,711       7,549      11,753        7,784        8,568     18,260        15,874
Equity in earnings of unconsolidated
    joint ventures                              268         191         243          359          275        459           440
Minority interests:
   Consolidated joint venture                (6,727)     (6,624)     (6,734)      (7,198)      (6,619)   (13,351)      (13,212)
   Operating partnership                       (772)       (202)       (958)        (175)        (409)      (974)         (568)
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
Income from continuing operations             3,480         914       4,304          770        1,815      4,394         2,534
Discontinued operations (1)                      --          --          --       (2,785)       1,930         --         2,223
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
Income before loss on sale of real estate     3,480         914       4,304       (2,015)       3,745       4,394        4,757
Loss on sale of real estate                      --      (3,843)         --          --           --       (3,843)          --
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
Net income (loss)                            $3,480     $(2,929)   $  4,304     $ (2,015)     $ 3,745       $ 551      $ 4,757
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------

Basic earnings per common share:
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
   Income from continuing operations        $  .13      $(.11)       $ .16      $  .03         $.07         $ .02         $.09
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
   Net income (loss)                        $  .13      $(.11)       $ .16       $(.07)        $.14         $ .02         $.18
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------

Diluted earnings per common share:
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
   Income from continuing operations        $  .13      $(.11)       $ .16      $  .03         $.07         $ .02         $.09
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------
   Net income (loss)                        $  .13      $(.11)       $ .16       $(.07)        $.14         $ .02         $.18
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------

Weighted average common shares:
   Basic                                    27,357       27,304      27,266       27,224       27,008       27,330        26,840
   Diluted                                  27,576       27,516      27,520       27,366       27,188       27,546        27,082
------------------------------------------ ----------- ----------- ------------ ------------ ------------ ------------ -------------

(1) In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets", the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)

                                                           Three Months Ended                                          YTD
                                              06/05       03/05       12/04        09/04         06/04        06/05         06/04
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Funds from operations:
   Net income                              $  3,480   $  (2,929)    $  4,304     $(2,015)       $3,745        $ 551        $4,757
   Adjusted for -
      Minority interest in operating
        partnership                             772         202         958          175           408          974           568
      Minority interest adjustment
         consolidated joint venture            (277)        169        (198)         314          (329)        (108)         (296)
      Minority interest, depreciation
        and amortization in
        discontinued operations                 --           --          --         (518)          662           --           951
      Depreciation and amortization
        uniquely significant to
        real estate - wholly owned           11,358      12,876      12,239       13,986        12,900       24,234        24,999
      Depreciation and amortization
        uniquely significant to
        real estate - joint ventures            370         369         379          351           304          739           604
      (Gain) loss on sale of real estate         --       3,843         --         3,544        (2,084)       3,843        (2,084)
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Funds from operations                      $ 15,703    $ 14,530     $17,682      $15,837       $15,606     $ 30,233       $29,499
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------

------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Funds from operations per share                $.47        $.43        $.53         $.47          $.47         $.90          $.89
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Funds available for distribution:
   Funds from operations                    $15,703     $14,530     $17,682      $15,837       $15,606      $30,233       $29,499
      Adjusted For -
      Corporate depreciation
          excluded above                         62          55          53           56            55          117          113
      Amortization of finance costs             341         355         350          383           365          696          732
      Amortization of share compensation        468         242         237          236           989          710        1,003
      Straight line rent adjustment            (539)       (112)        (90)         (81)         (134)        (651)        (218)
      Below market rent adjustment             (613)        (46)       (418)        (277)         (310)        (659)        (370)
      Market rate interest adjustment          (643)       (629)       (631)        (634)         (635)      (1,272)      (1,245)
      2nd generation tenant allowances       (2,346)     (4,462)     (2,839)      (1,413)       (1,595)      (6,808)      (3,116)
      Capital improvements                   (2,231)       (952)     (2,080)      (1,583)       (2,047)      (3,183)      (3,382)
      Consolidated joint venture
         minority    interest                   277        (169)        198         (314)          329          108          296
         share of adjustments
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Funds available for distribution            $10,479      $ 8,812   $12,462      $12,209      $12,623        $19,291      $23,312
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Funds available for distribution
   per share                                   $.31        $.26        $.37          $.37        $.38          $.57         $.70
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
Dividends paid per share                     $.3225      $.3125      $.3125        $.3125      $.3125         $.635       $.6200
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------

------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
FFO payout ratio                                 69%         73%        59%          66%           66%           71%          70%
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------
FAD payout ratio                                104%        120%        84%          84%           82%          111%          89%
Diluted weighted average common shares       33,643      33,583     33,587       33,432        33,254        33,613       33,148
------------------------------------------ ----------- ----------- ------------ ------------ ------------- ------------ ------------

Per Weighted Average Gross Leasable Area (GLA) Analysis

                                                          Three Months Ended                                          YTD
                                               06/05       03/05        12/04        09/04        06/04        06/05        06/04
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
GLA open at end of period - (000's)
    Wholly owned                               4,923         4,925      5,066        5,066        5,240        4,923      5,240
    Partially owned consolidated (1)           3,271         3,271      3,271        3,271        3,273        3,271      3,273
    Partially owned  unconsolidated(2)           402           402        402          391          374          402        374
    Managed properties                            65            65        105          432          434           65        434
Total GLA open at end of period                8,661         8,663      8,844        9,160        9,321        8,661      9,321
Weighted average GLA (000's) (3)               8,196         8,281      8,337        8,338        8,339        8,238      8,339
End of period occupancy (1) (2)                   97%           95%        97%          96%          95%          97%        95%

               PER SQUARE FOOT
Revenues
   Base rentals                                $4.09        $3.85       $4.02        $3.95        $3.84        $7.94       $7.61
   Percentage rentals                            .15          .11         .29          .15          .11          .26         .20
   Expense reimbursements                       1.54         1.73        1.75         1.56         1.56         3.27        2.99
   Other income                                  .15          .11         .20          .22          .29          .26         .39
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total revenues                            5.93         5.80        6.26         5.88         5.80        11.73       11.19
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Expenses
   Property operating                           1.78         1.96        2.00         1.79         1.77         3.74        3.38
   General & administrative                      .45          .37         .37          .40          .39          .82         .77
   Depreciation & amortization                  1.39         1.56        1.47         1.69         1.55         2.96        3.01
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total expenses                            3.62         3.89        3.84         3.88         3.71         7.52        7.16
---------------------------------------- -----=------- ------------ ------------ ------------ ------------ ------------ -----------
Operating income                                2.31         1.91        2.42         2.00         2.09         4.21        4.03
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Interest expense                             1.00          .99        1.01         1.07         1.07         1.99        2.13
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before equity in earnings of
unconsolidated joint ventures,
minority interest, discontinued
operations and loss on sale of
real estate                                    $1.31         $.92        $1.41        $.93        $1.02        $2.22       $1.90
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Total revenues less property
operating and general &
administrative expenses ("NOI")                $3.70        $3.47        $3.89       $3.69        $3.64        $7.17       $7.04
---------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

(1) Includes the nine centers from the Charter Oak portfolio acquired on December 19, 2003 of which Tanger owns a one-third interest through a joint venture arrangement.
(2) Includes one center in Myrtle Beach, SC of which Tanger owns a 50% interest through a joint venture arrangement.
(3) Represents GLA of wholly owned and partially owned consolidated operating properties weighted by months of operation. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date. Excludes GLA of properties for which their results are included in discontinued operations.

Unconsolidated Joint Venture Information -

Summary Balance Sheets (dollars in thousands)

                                                                                                                        Tanger's
                                                                                                                       Share as of
                                                      06/30/05     03/31/05     12/31/04    09/30/04      6/30/04        06/30/05
------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -------------
Assets
   Investment properties at cost - net                $67,446      $67,399      $69,865      $68,615      $69,955        $29,169
   Cash and cash equivalents                            4,253        4,319        2,449        2,184        1,381          1,781
   Deferred charges - net                               1,433        1,305        1,973        2,076        1,535            716
   Other assets                                         4,245        3,869        2,826        3,168        3,879          1,745
------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -------------
Total assets                                          $77,377      $76,892      $77,113      $76,043      $76,750        $33,411
------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -------------

Liabilities & Owners' Equity
    Mortgage payable                                  $61,024      $60,254      $59,708      $59,233      $57,156        $26,308
    Construction trade payables                           477          426          578        1,328        3,090            239
    Accounts payable & other liabilities                1,956          828          702          730          508            887
------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -------------
Total liabilities                                      63,457       61,508       60,988       61,291       60,754         27,434
Owners' equity                                         13,920       15,384       16,125       14,752       15,996          5,977
------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -------------
Total liabilities & owners' equity                    $77,377      $76,892      $77,113      $76,043      $76,750        $33,411
------------------------------------------------- ------------ ------------ ------------ ------------ -------------- -------------

(1) Tanger's portion of investment properties at cost - net, includes $9.1 million associated with a development property that generated net income considered incidental to its intended future operation as an outlet center. As such, the net income generated from this property is recorded as a reduction to the carrying value of the property and is therefore not included in the summary statement of operations below.


Summary Statements of Operations (dollars in thousands)

                                                           Three Months Ended                                          YTD
                                               06/05        03/05        12/04        09/04         06/04        06/05        06/04
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
Revenues                                      $2,933       $2,511       $2,557       $2,682        $2,507       $5,444       $4,582
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
   Property operating                          1,067          974          900          918           946        2,041        1,721
   General & administrative                       15           --           10            8            12           15           13
   Depreciation & amortization                   769          767          765          723           631        1,536        1,254
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
     Total expenses                            1,851        1,741        1,675        1,649         1,589        3,592        2,988
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
Operating income                               1,082          770          882        1,033           918        1,852        1,594
   Interest expense                              574          417          401          346           405          991          785
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
Net income                                      $508         $353         $481         $687          $513         $861         $809
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------

Tanger's share of:
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------
      Total revenues less property
      operating and general &
      administrative expenses ("NOI")           $925         $769         $824         $878          $774       $1,694       $1,424
      Net income                                $268         $191         $243         $359          $275         $459         $440
      Depreciation (real estate related)        $370         $369         $379         $351          $304         $739         $604
----------------------------------------- ----------- ------------ ------------ ------------ ------------- ------------ ------------

Debt Outstanding Summary (dollars in thousands)

                                          As of June 30, 2005

                                              Principal        Interest        Maturity
                                               Balance           Rate            Date
------------------------------------------ -------------- ------------------ --------------
Mortgage debt
   Commerce I, GA                               7,012         9.125%          09/10/05
   Kittery I, ME                               59,730         7.875%          04/01/09
   San Marcos I, TX
   West Branch, MI
   Williamsburg, IA

   San Marcos II, TX                           18,266         7.980%          04/01/09
   Blowing Rock, NC                             9,286         8.860%          09/01/10
   Nags Head, NC                                6,301         8.860%          09/01/10
   Consolidated JV Debt                       181,686         6.590%          07/10/08
   Premium on Consolidated JV Debt (1)          7,916
------------------------------------------ -------------- ------------------ --------------
Total mortgage debt                           290,197
------------------------------------------ -------------- ------------------ --------------

Corporate debt
   Unsecured term loan                         53,500     Libor + 1.45%       03/26/06
   Unsecured credit facilities                 45,330     Libor + 1.40%       06/30/07
   2001 Senior unsecured notes                100,000         9.125%          02/15/08
------------------------------------------ -------------- ------------------ --------------
Total corporate debt                          198,830
------------------------------------------ -------------- ------------------ --------------
Total debt                                   $489,027
------------------------------------------ -------------- ------------------ --------------



(1) Represents a premium on mortgage debt with an imputed interest rate of 4.97% assumed in the Charter Oak acquisition joint venture, which is consolidated on Tanger's balance sheet.

Future Scheduled Principal Payments (dollars in thousands)

                               As of June 30, 2205

                                   Scheduled                            Total
                                 Amortization        Balloon          Scheduled
     Year                           Payments         Payments          Payments
-------------------------- ------------------ ---------------- -----------------
2005                                   2,835            6,868             9,703
2006                                   5,715           53,500            59,215
2007                                   6,140           45,330            51,470
2008                                   4,872          270,351           275,223
2009                                     967           70,474            71,441
2010                                     181           13,878            14,059
2011                                      --               --                --
2012                                      --               --                --
2013                                      --               --                --
2014
-------------------------- ------------------ ---------------- -----------------
2015 & thereafter                         --               --                --
-------------------------- ------------------ ---------------- -----------------
                                     $20,710         $460,401          $481,111
   Premium on Consolidated JV Debt (1)                                    7,916
--------------------------------------------- ---------------- -----------------
                                                                       $489,027
-------------------------- ------------------ ---------------- -----------------



(1)  Represents  a  premium  on  mortgage   debt  assumed  in  the  Charter  Oak
     acquisition joint venture, which is consolidated on Tanger's balance sheet.

Investor Information


Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.


Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:   (336) 292-3010 ext 6825
Fax:     (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
         ---------------------------
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408


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